UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  March 8, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        FLORIDA                     0-28331                  84-1047159
(State of Incorporation        (Commission File           (I.R.S. Employer
   or organization)                 Number)               Identification No.)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On March 8, 2006, China Direct Trading Corporation issued a press release announcing certain financial information for January and February 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1 China Direct Trading Corporation Press Release, dated March 8, 2006, regarding sales results for January and February 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHINA DIRECT TRADING
                                   CORPORATION

           Date: March 8, 2006


           By: /s/ Howard Ullman
           Howard Ullman, Chief
           Executive Officer and
           President and Chairman


                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1 March 8, 2006 China Direct Trading Corporation Press Release regarding February 2006 and January 2006 sales results.